SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Acquisition by Zijin Gold International Company Limited

On January 26, 2026, the Company announced that it entered into a definitive agreement pursuant to which Zijin Gold International Company Limited (“Zijin Gold”), a public company listed on the Hong Kong Stock Exchange (“HKEX”), agreed to acquire all of the issued and outstanding shares of the Company, at an offer price of C$44 per share, in cash (the "Transaction"). The value pursuant to the Transaction is approximately C$5.5 billion (approximately $4 billion), based on the Company’s common shares outstanding.
With the requisite Allied shareholder approval having been obtained on March 31, 2026, the closing of the transaction is subject to the receipt of regulatory approvals.